NET INCOME (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2016
NET INCOME (LOSS) PER SHARE
NET INCOME (LOSS) PER SHARE

NOTE 13-NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2016, 2015 and 2014:

	Years Ended December 31,
	2016	2015	2014
	(Restated)
	(in thousands)
Numerator:
Net income (loss) attributable to UTStarcom Holdings Corp.	$290	$(27,158)	$(30,264)
Denominator:
Weighted average shares outstanding-Basic	35,806	37,003	37,380
Potentially dilutive common stock equivalents-stock options and restricted stock	596	—	—

Weighted average shares outstanding-Diluted	36,402	37,003	37,380

Net Income(loss) per share attributable to UTStarcom Holdings Corp.- Basic	$0.01	$(0.74)	$(0.81)

Net Income(loss) per share attributable to UTStarcom Holdings Corp.-Diluted	$0.01	$(0.74)	$(0.81)

The dilutive effect of share-based awards is reflected in diluted net loss per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the Company’s ordinary share can result in a greater dilutive effect from potentially dilutive awards.

For the years ended December 31, 2015, and 2014, no potential ordinary shares were dilutive because of the net loss incurred in those years, therefore basic and dilutive EPS were the same.

For the year ended December 31, 2016, 1.4 million potential ordinary shares were dilutive.